EXHIBIT 10.64
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                   STOCK PURCHASE AGREEMENT AND ANNEX THERETO


Crosswalk.com, Inc.
4100 Lafayette Center Dr. Suite 110
Chantilly, VA 20151

Ladies & Gentlemen:

The undersigned, Dodge Jones Foundation (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made as of December 21, 2001 between Crosswalk.com, Inc., a Delaware corporation (the "Company"), and the Investor.

3. The Company has authorized the sale and issuance of up to 100,000 shares (the "Shares") of Series B Preferred Stock of the Company, $.001 par value per share (the "Shares"), each Share convertible over a three year period, into ten shares of Crosswalk.com, Inc. Common Stock (the "Common Stock"), earning 6% cumulative per annum, payable in cash or common stock at the discretion of the Company, subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering"). At the end of the three-year term of the Series B, at the sole discretion of the Company, the Company will either call the Series B for redemption or extend the Series B for another one-year term. This provision may be repeated at the end of each anniversary date of the Series B thereafter, until such time that the Series B is converted or redeemed. However, after the original three-year term, the Company may call the Series B for redemption at any time, given thirty day written notice to the Investor.

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 25,000 Shares, for a purchase price of $10.00 per share, or an aggregate purchase price of $250,000 , pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be issued in the Investor's name and address as set forth below. Upon desired conversion, Investor will provide Company with "Notice of Conversion" (Exhibit G of Private Placement Memorandum) in order to initiate issuance of Common Stock.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship currently or within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any
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securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

                         Series A Preferred Shareholder
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 (If no exceptions, write "none." If left blank, response will be deemed to be
"none.")

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.



                                        Dodge Jones Foundation
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                                        "INVESTOR"


                                        By: /s/Joseph Edwin Canon
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                                        Print Name: Joseph Edwin Canon
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                                        Title: Exec. Vice President
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                                        Address:  PO BOX 176
                                                  Abilene, TX 79604
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                                        Tax ID No.:
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                                        Contact name:   Joe Canon
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                                        Telephone:
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                                        Name in which shares should be
                                        registered (if different):
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AGREED AND ACCEPTED:
Crosswalk.com, Inc.

By:    /s/ Scott Fehrenbacher
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Title: CEO & President
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Date:  December 31, 2001
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